                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   FEBRUARY 1, 1999
                                                ------------------------


                                  D-VINE LTD.
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
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                (State or other jurisdiction of incorporation)



                DELAWARE                                    22-2732163
---------------------------------------           ----------------------------
     (State or other jurisdiction                         (IRS Employer
   of incorporation or organization)                   Identification No.)



     712 FIFTH AVENUE, 7TH FLOOR, NEW YORK, NEW YORK              10019
------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                (Zip Code)



                                (212) 582-3400
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
    ----------------------------------------------------------------------
        (Former Name or Former Address, If Changed since Last Report.)

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

     The Board of Directors of the Registrant appointed Thomas Monahan as independent auditor for the fiscal years ended September 30, 1997 and 1998. Robison, Hill & Co. served as the Registrant's independent auditors for the fiscal years ended September 30, 1995 and 1996.

     The Registrant believes that there were no disagreements with Robison, Hill & Co. within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in connection with audits of Registrant's financial statements for the fiscal years ended September 30, 1995 and 1996, which disagreements, if not resolved to their satisfaction, would have caused them to issue an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two (2) most recent fiscal years ended and through the present, there have been no reportable events (as defined in Item 304 of Regulation S-B) with Robison, Hill & Co.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     The following Exhibits are included in this Current Report on Form 8-K:

EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT

       16 Letter on change in certifying accountant from Robison, Hill & Co.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             D-VINE, LTD.
                                             (Registrant)



Date: March 15, 1999                    By:   /s/ Edward J. Tobins
                                           -------------------------------------
                                           Edward J. Tobin, President
                                            (Chief Executive Officer, Financial
                                             and Accounting Officer)

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